UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 4, 2010
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Moody National REIT I, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-150612	26-1812865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant’s Certifying Accountant.

(a)      On November 4, 2010, Moody National REIT I, Inc. (the “Company”) and Deloitte & Touche, LLP (“Deloitte”) mutually agreed to the cessation of the client-auditor relationship of Deloitte as the Company’s independent registered public accounting firm upon completion of Deloitte’s review of the Company’s interim condensed consolidated financial information as of and for the three and nine month periods ended September 30, 2010. The decision to change the independent registered public accounting firm was approved by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors.

The report of Deloitte (the “Report”) dated March 31, 2010 with respect to the consolidated balance sheets of the Company as of December 31, 2009 and 2008, and the related consolidated statements of equity and cash flows for the year ended December 31, 2009 and for the period from January 15, 2008 (the date of the Company’s inception) through December 31, 2008 (collectively, the “Financial Statements”) was unqualified and included an explanatory paragraph  referring to substantial doubt about the Company’s ability to continue as a going concern.

During the two most recent fiscal years and through November 4, 2010, the Company and Deloitte have had no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in Deloitte’s reports on the Company’s consolidated financial statements. During the two most recent fiscal years and through November 4, 2010, there have been no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “Commission”). The Company has provided Deloitte with a copy of this Current Report on Form 8-K, and has requested that Deloitte furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the above statements (the “Deloitte Letter”). A copy of the Deloitte Letter, dated November 10, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)      On November 8, 2010, the Audit Committee approved the engagement of Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2010 and 2011. During the two most recent fiscal years and through the date of its engagement of PKF, the Company did not consult with PKF regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)). Prior to the Company’s engagement of PKF, PKF did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
16.1	Letter of Deloitte & Touche, LLP to the U.S. Securities and Exchange Commission, dated November 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: November 10, 2010	By:	/s/ Brett C. Moody
	Name:	Brett C. Moody
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Deloitte & Touche, LLP to the U.S. Securities and Exchange Commission, dated November 10, 2010.